JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Orchard Valley Harvest™
Where Quality Begins™

Fisher®

SUNSHINE country®

ARMA ENERGY®

1 WELCOME JBSS STOCKHOLDERS FISCAL 2011 MEETING November 9, 2011 Exhibit 99.1

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Some of the statements in this presentation constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as
“may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,”
“believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the
Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

Forward-Looking Statements

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Vision
To be the global source for nuts, committed to
quality, expertise and innovation that delivers
an unmatched experience to our customer and
consumer.
Mission
To be the global leader of quality driven,
innovative nut solutions that enhance the
customer and consumer experience and
achieve consistent, profitable growth for our
shareholders.  We will accomplish this through
our commitment to a dynamic infrastructure
that maximizes the potential of our brands,
people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

JOHN B. SANFILIPPO
& SON, INC.
Fisher
8060 NC 46 Highway
Garysburg, NC 27831

4 Acting Today For Tomorrow’s Results At the beginning of the day, it's all about possibilities. At the end of the day, it's all about results.“ - Bob Prosen

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

China goes nuts for cashews

By Emiko Terazono in London and Leslie Hook in Beijing

China's buying of raw materials may be slowing, but an appetite for healthier living among the country's fast-growing middle class has stoked demand for nuts, sending prices of cashews and other snacks to record levels.

"Chinese nut consumption is growing so fast, prices have rocketed during the last 12 months," says Giles Hacking, managing director of London based nut trader CG Hacking and chairman of the International Nut and Dried Fruit Foundation.

Cashews, walnuts and pecans, for example, are at record highs, with cashew kernels trading at $4.55 a pound, up more than 60 per cent from a year ago. Walnuts in their shells have risen 43 per cent and pecan kernels are up 38 per cent.

The Chinese have always enjoyed nuts as snacks but a growing awareness about their health benefits has contributed to the higher demand. Walnuts are considered good for the kidneys and the brain and recent news reports in China that pistachios prevent prostate cancer has triggered a rush for the nuts.

Ma Wenfeng, an analyst with Beijing Orient Agribusiness, says: "As Chinese people become richer and their living standards rise, they are consuming more diversified foods, including more nuts. Nuts are popular and have been attracting attention because they are rich in vitamin E, oils and proteins."

Chinese demand has started to affect food producers who use nuts in their products and will probably become more noticeable from the autumn, says Chuck Crain, who runs Crain Walnuts Shelling in California.

In the case of walnuts, imports from California doubled from 42m pounds in 2009 to 98m last year. China, which used to be a net exporter, is now a net importer and producers have seen a near doubling in the price over the past three years. One well-known company has stopped promoting its walnut brownie mix, notes Mr Crain.

With pecans, before 2007, "the US shipped barely more than 1m pounds of pecans to ChiThena a year", says Bruce Caris of Green Valley Pecan in Arizona. Then, in a year when the walnut crop was poor, the Chinese discovered pecans and account for more than 25 per cent of US exports.

The rise of direct Chinese buying from growers has exacerbated price rises.

But sharp price increases in one category of nuts will lead to Chinese importers and buyers switching to other types of nut, says Cheng Hung Kay of nut broker and processor CHK Trading in Hong Kong. Almonds, which are cheaper than most nuts, will probably take the place of cashews, for which prices have rocketed, he says.

But on a per capita basis, Chinese consumption remains low compared with developed countries, so there is further room for growth, say nut exporters. "You go to food festivals in China and there are still a lot of people who don't even know what almonds are, so it's encouraging," says Warren Cohen, worldwide sales director of California's Blue Diamond Almonds.

Peanut-Butter Makers Face Crunch

Another hot, dry summer has devastated this year's peanut crop, sending prices for the legume skyrocketing and forcing peanut-butter brands including J.M. Smucker Co.'s Jif, Unilever NV's Skippy and ConAgra Foods Inc.'s Peter Pan into startling price increases.

FY 2011 Market Conditions: The Headlines U.S. NEWS U.S. NEWS Shell Shock: Chinese Demand Reshapes U.S. Pecan Business 'Explosive' Food Prices the Biggest Risk 5

6 Business Transformation Over Past 4 years

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

2007 Business Diversification 2007 Business Diversification 7 Industrial 21% Foodservice 11% Contract Mfg. 8% Consumer Products 51% Export 9% Fiscal 2007 Sales $541 Million

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Export
5%
Commercial
Ingredients
24%
Contract Mfg.
10%
Consumer
Products
61%

2011 Business Diversification 2011 Business Diversification 8 Includes Industrial & Foodservice Fiscal 2011 Sales $674 Million

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

9 Peanuts 20.0% Pecans 22.3% Cashews & Mixed Nuts 21.1% Walnuts 13.7% Almonds 13.3% Other/Snack Mixes 9.6% Product Diversification % Of Sales FY 2007

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

10 Product Diversification % Of Sales FY2011 Peanuts 16.2 % Pecans 18.8 % Cashews & Mixed Nuts 21.0% Walnuts 12.0% Almonds 13.8 % Other/Snack Mixes 18.2%

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Active Items
Customers
FY 2007
FY 2011

-31.5% -30.9% 11 Item & Customer Optimization

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

*  Fiscal net sales / average number of employees as reported on Form 10-K.  Temporary employees not included.
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
2008 2009 2010 2011
JBSS
RALCORP
DIAMOND
LANCE
Sales  Per Employee*

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Consolidation of OVH to Gustine 13

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

ENERGY STAR AWARD 2011
PARTNER OF THE YEAR

Total Company electricity metric decreased approximately 6% for FY11!
Total Company gas metric decreased approximately 9% for FY11!
Total Company nitrogen metric decreased approximately 8% for FY11! Total Company water metric decreased approximately 5% for FY11!
-
0.0100
0.0200
0.0300
0.0400
0.0500
0.0600
0.0700
KwH 08 KwH 09 KwH 10 KwH 11
Total Company Electric KwH Usage/LBS.
-
0.0010
0.0020
0.0030
0.0040
0.0050
0.0060
0.0070
CCF 08 CCF 09 CCF 10 CCF 11
Total Company Nitrogen CCF Usage/LBS.
-
0.0100
0.0200
0.0300
0.0400
0.0500
0.0600
Gal 08 Gal 09 Gal 10 Gal 11
Total Company Water Gallon Usage/LBS.
(0.0002)
0.0003
0.0008
0.0013
0.0018
0.0023
0.0028
0.0033
0.0038
Therms 08 Therms 09 Therms 10 Therms 11
Total Company Natural Gas Therms Usage/LBS.
Resource Conservation Efforts

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

15 Fiscal 2011 Business Review

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Cinnamon
PECANS
Fisher
CINNAMON PECANS
ARMA
KETTLE COOKED
TRAIL MIX
RAW ALMONDS
5-COUNT TRAIL PACKS
JAZZ IT UP

Committed to Innovation • 182 new items in Consumer Channel • 13 new items in Commercial Ingredients Channel • 8 new items in Export Channel • 16 new items for Contract Manufacturing 16

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Consumer Products 61% 17 25% vs. FY ‘10 Fiscal 2011 Sales $414 Million 2011 Business Diversification 2011 Business Diversification 2011 Business Diversification

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher
WHOLE CASHEWS
Fisher
Fisher
MIXED NUTS
Fisher
Naturals
WALNUT
Fisher
Naturals
PECAN HALVES
Fisher
Naturals
ALMONDS

2011 Business Diversification 2011 Business Diversification 18 Fiscal 2011 Sales $161 Million Commercial Ingredients 24% 14% vs. FY’10 Includes Industrial & Foodservice

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

2011 Business Diversification 2011 Business Diversification Contract Manufacturing 10% 19 Fiscal 2011 Sales $64 Million 22% vs. FY ‘10

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

2011 Business Diversification 2011 Business Diversification 20 Fiscal 2011 Sales $35 Million Export 5% - 4% vs. FY’10

21 FY 2011 Financial Milestones

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$250
$200
$150
$100
$50
$0
25
32
69
68
76
73
73
78
80
87
94
102
119
181
196
180
163
158
165
180
184
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

($ Millions) JBSS Stockholders Equity FYE 1991- 2011 22

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$800
$700
$600
$500
$400
$300
$200
$100
$0
165
193
204
209
277
293
132
312
313
327
342
353
420
521
582
580
541
542
554
562
674
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

JBSS Net Sales FYs 1991- 2011 ($ Millions) Note: FY 1997 reflects stub year Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up 23

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$160
$140
$120
$100
$80
$60
$40
$20
$0
50
76
71
107
107
98
93
115
100
99
89
70
70
19
144
138
148
133
94
99
101
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

($ Millions) JBSS Total Outstanding Debt FYE 1991- 2011 Facility consolidation Improved operating performance 24

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Total Outstanding Debt As % of Net Sales

JBSS Total Outstanding Debt As % of Net Sales FY’s 1991 – 2011 Note: FY 1997 reflects stub year 25

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating
JBSS's financial performance and market valuation. In conformity with
Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Reconciliation of Net (Loss) Income to EBITDA

(In $,000's) FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011
NET (LOSS) INCOME 7,595 7,691 15,027 22,630 14,499 -16,721 -13,577 -5,957 6,917 14,425 2,835
INTEREST EXPENSE 8,365 5,757 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444
INCOME TAX (BENEFIT)
EXPENSE 5,063 5,044 9,607 14,468 9,269 -8,689 -7,520 -897 -259 8,447 -49
DEPRECIATION &
AMORTIZATION 9,974 10,428 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968
EBITDA 30,997 28,920 40,563 51,722 38,267 -8,894 1,834 19,390 30,226 44,350 26,198
NET SALES 342,357 352,799 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212
EBITDA MARGIN (%
OF NET SALES) 9.1% 8.2% 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9%
SHIPPED LBS 201,650 211,960 250,629 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746
EBITDA PER SHIPPED
LB 0.154 0.136 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
-$20,000
FY2001
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

In $,000’s * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 28 EBITDA*

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

% OF NET SALES
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
FY2001
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 29 EBITDA* Margin (% of Net Sales)

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$0.225
$0.200
$0.175
$0.150
$0.125
$0.100
$0.075
$0.050
$0.025
$0.000
-$0.025
-$0.050
FY2001
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 30 EBITDA* Per Shipped Pound

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
24.0%
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11
gross margin %
macadamias style 4
pecans jr. mammoth
almonds nps 25/27
cashews 320's
walnuts combo 1/2's & pcs.
peanuts jumbo runners

Market prices from survey of JBSS brokers and suppliers Nut Spot Mkt. Prices vs. JBSS Gross Margins 31

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Highlights: Q1 2012 vs. Q1 2011
(in $‘000s except EPS)
$ Chng. % Chng.
Net Sales
6.8%
Sales Volume (lbs. shipped)
(6.8%)
Gross Profit
Net Income
Earnings Per Share
Operating Cash Flows
Total Debt
$10,012
(3,666)
$  1,225 6.0%
$  1,363 126.3%
130.0% $    0.13
114.5% $  6,566
(2.9%) ($  2,764)

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

33 JBSS Strategy Overview

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE
GROW JBSS BRANDS
Develop consumer insights
Product innovation
Marketing programs to enable sales force to fulfill current and unmet consumer needs
EXPAND GLOBALLY
Leverage relationships with multi-national retailers/ food companies
Develop partnerships with strong distributors in key markets to gain distribution of JBSS Branded and Value Add products
Key markets: Asia, Canada, Latin America
PROVIDE INTEGRATED NUT SOLUTIONS
Leverage our capabilities, expertise and product portfolio
Work with key partners to grow their snack, baking, produce and ingredient business
SAFETY • PEOPLE
QUALITY • INTEGRITY
CUSTOMER DRIVEN • INNOVATION
INVESTMENT • EXECUTION
RESOURCE CONSERVATION • CONTINUOUS IMPROVEMENT

The Global Source for Nuts®

34 JBSS Strategy Overview

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Snack Nuts:
Snack Nuts:
Re-launched  Snack Nuts with  “Freshness You Can See”
campaign
Targeted marketing program in key markets
Aligned dedicated sales force
Baking Nuts
Launched Freshness Seal stand up bag in  Q1 of FY 2012
Growing Brands to
Drive Growth and Profitability

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Orchard Valley Harvest™
Where Quality Begins™

ALMONDS

Introduced several new products under the OVH
brand
Currently engaged in consumer insight studies
Three new regional customers began buying OVH
products

Growing Brands to
Drive Growth and Profitability

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher

Introduction of Fisher snack nuts into Shanghai, China via new distribution relationship
Increased penetration of Fisher products with global retailers
Introduction of  new Fisher products in Puerto Rico, Mexico
and Central America

Growing Brands to
Drive Growth and Profitability Internationally

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

•
Achieved significant volume growth with Commercial Ingredient customers through innovative new products and tailoring product offerings to changing end user needs
•
Brought added value to our private brand customers through new packaging and new formulations (especially in response to higher raw material costs)  and expanded product offerings
•
Increased utilization of alternative paths to serve smaller customers
•
Identified the right product and packaging options to resonate with private brand customers in markets outside the US
Provide Integrated Nut Solutions

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher®

39 Growing Brands

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

% $ Sales
+7.5%
(1.5)%
+2.3%
($ Millions)
Source: Nielsen FDM (Dollars)
52 Weeks Ending 07/23/11 vs. Year Ago Nuts.
Does not include Trail Mixes
Category
Nut Category Dollar Growth

$+2.8%
U+0.3%
$+8.0%
U+3.1%
$+7.1%
U-0.3%
1359
678
372
1460
667
381
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Snack Produce Baking
Year Ago Current Year
Produce, $667,
27%
Snack, $1,460,
58%
Baking, $381,
15%

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

206
192
200
211
230
248
250
Units
Dollars

577
561
565
578
534
582
587
Units
Dollars

Private Brands
Branded
+3.3%
Branded versus Private Brand
+4.3%
Source: Nielsen FDM (Dollars and Units)
52 Weeks Ending 07/23/11 vs. Year Ago Nuts.
Does not include Trail Mixes

2005 2006 2007 2008 2009 2010 2011
$573
$580
$625
$682
$780
$825
$852
Dollars  vs. Units (in Millions)
2005 2006 2007 2008 2009 2010 2011
$1,556 $1,582
$1,621
$1,688
$1,664
$1,808
$1,886
Dollars vs. Units (in Millions)

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

NO PEANUTS
Fisher
EARTH-FRIENDLY PACKAGING
DELUXE
MIXED NUTS
CASHEWS, ALMONDS, PECANS, BRAZIL NUTS AND FILBERTS
SEA SALT
a good source of 7 vitamins & minerals
0g trans fat per serving

Fisher Snacks Relaunched with “Freshness You Can See” • Consumers can see the quality • Updated, contemporary graphics • Recyclable, Reusable 42

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher
MIXED NUTS

Fisher
ALMONDS
PEANUTS
Fisher
WHOLE CASHEWS
Fisher
PEANUTS
SAVE
$1.00
Fisher

Crack Open The Freshness.
Fisher
MIXED NUTS

Supported at the Point of Purchase 43

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Crack Open The Freshness.
Introducing the NEW
clear can from Fisher.
Fisher
DELUXE
MIXED NUTS
For freshness you can see, think Fisher

Clearly, it's time for more.
Fisher
DELUXE
MIXED NUTS
CASHEWS, ALMONDS, PECANS, BRAZIL NUTS AND FILBERTS
For freshness you can see, think Fisher

Print Advertising 44

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

“Freshness You Can See” Radio: Happy “Freshness You Can See” Radio: Sing “Freshness You Can See” Radio: Pantry “Freshness You Can See” Radio: Peanut Targeted Radio in Select Markets 45

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

WRIGLEY FIELD
HOME OF
CHICAGO CUBS
FOR FRESHNESS YOU CAN SEE,
THINK FISHER.

U.S. Cellular Field
pepsi
Fisher
Miller Lite

46 Leveraging Sports Sponsorships to Grow the Brand

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher
PECAN
HALVES
Naturals
Freshness Seal
Fisher
Naturals
PECAN
HALVES
NET WT 16 OZ (1 LB) 453g

Old Packaging Laydown Bag New New Packaging "Freshness Seal” Stand-up Bag 47 Reinventing the Baking Nut Category

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Freshness Seal locks in the Fisher freshness!
ZIP TO CLOSE
Fisher
Naturals
RECIPE READY INGREDIENTS
PECAN
HALVES
NET WT 16 OZ (1 LB) 453g

Consumers love the Fisher “Freshness Seal” Stand Up Bag • Easier to store between uses • Easier to reclose and seal • Easier to scoop 48

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Fisher
Naturals

Fisher

Zip In the Freshness.
Introducing the fresh, NEW
Stay Fresh Seal™ bag from Fisher.
+SEAL
For freshness you can see, think Fisher™
Fisher
Naturals

Building the Brand with Marketing Support In-Store Merchandising and Point of Sale Targeted Communication in Key Markets 49

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

SQF Level 2
SILLIKER
AIB INTERNATIONAL
Steritech
Quality
Insights & Innovation
CATEGORY COLONELS
PLBuyer Gold
2011
*
Category Management
Commodity Expertise & Full Line Supplier

Will Build Our Private Brand Partnerships by Adding Value 50

51 Closing Comments

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

AVATAR

TITANIC

ALIENS
SPECIAL EDITION

SCHWARZENEGGER
TERMINATOR

“ It'll be all of our efforts together. It won't ever be
exactly the way I imagined it. And that is, I think, an
important lesson is that in any group enterprise it's
going to be the sum total of the group.”
- James Cameron (filmmaker)

53 Thank You